UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
121 CRESCENT STREET, ATHOL, MA 01331
(Address of principal executive offices) (Zip Code)
Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class              Trading Symbol(s) Name of each exchange on
     which registered
Class A Common Stock, $1.00 par value per share     SCX         New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On September 11, 2023, management of The L.S. Starrett Company (the “Company”), together with the Audit Committee of the Company's Board of Directors (the “Audit Committee”), reached a determination that the Company’s Consolidated Financial Statements as of and for the fiscal year ended June 30, 2022 and 2021, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2022 (the “2022 Annual Report”), and the Company’s Unaudited Condensed Consolidated Financial Statements as of and for the quarter periods ended September 30, 2022 and 2021, December 31, 2022 and 2021 and March 31, 2023 and 2022, included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on November 3, 2022, February 6, 2023 and May 8, 2023, respectively, collectively the “Non-Reliance Periods”, should no longer be relied upon because of errors contained in the "Segment Information" footnotes to the financial statements in those periods. The Company’s management and the Audit Committee has discussed the matter with Grant Thornton LLP, the Company’s independent registered public accounting firm.

The Company has historically reported on the basis of two reporting segments, the North America and the International reporting segments. In connection with the preparation of the financial statements for the year end June 30, 2023, the Company has determined that, based on the appropriate application of ASC 280 Segment Reporting it should be reporting three reporting segments. These three reporting segments, are as follows:

•North America Industrial reporting segment

•International Industrial reporting segment

•Global Test and Measurement reporting segment

This new segmentation structure still separates the Company’s traditional metrology and saw products geographically, but separates the Company’s high-end metrology products into their own segment, “Global Test and Measurement”, as they have grown to the point and are managed in a manner that this is required when considering the application of ASC 280 Segment Reporting. The table below indicates the previously reported and adjusted segment financial information:

The segment reporting restatement does not have any impact on the previously reported Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity or Consolidated Statements of Cash Flows of the Company.

The Company plans to reflect the Fiscal 2022 and Quarterly restated financial information for the Non-Reliance Periods in conjunction with its filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2023. The Company has not filed and does not intend to file amendments to the Company’s previously filed Annual Report on Form 10-K or Quarterly Reports on Form 10-Q for the Non-Reliance periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2023

THE L.S. STARRETT COMPANY

By: /s/ John C. Tripp
Name: John C. Tripp
Title: Chief Financial Officer and Treasurer